Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

(9) Income Taxes

The components of loss before income taxes are as follows:

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Domestic	$(8,572)	$(8,016)	$395
Foreign	(2,738)	(3,370)	(1,107)
Total	$(11,310)	$(11,386)	$(712)

For purposes of the reconciling the Company’s provision for income taxes at the statutory rate and the Company’s provision (benefit) for income taxes at the effective tax rate, a notional 34% tax rate was applied as follows:

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Income tax at federal statutory rate	$(3,846)	$(3,871)	$(242)
Increase/(Decrease) in tax resulting from:
State income tax expense, net of federal tax effect	(183)	(103)	9
Nondeductible permanent items	1,012	567	123
Foreign rate differential	662	474	228
State rate change	(13)	(74)	9
Adjustment to deferred taxes	(132)	(525)	(2)
Change in valuation allowance	2,351	2,921	(248)
Uncertain tax positions	83	50	12
Other	42	(1)	22
Total	$(24)	$(562)	$(89)

The difference between the statutory federal income tax rate and the Company’s effective tax rate in 2016, 2015 and 2014 is primarily attributable to the effect of state income taxes, difference between the U.S. and foreign tax rates, deferred tax state rate adjustment, share-based compensation and other non-deductible permanent items, and the change in valuation allowance. The Company’s China, Sweden and U.K. subsidiaries were subject to 25%, 22% and 20% applicable statutory income tax rates, respectively, for the periods presented.

The provision for (benefit from) income taxes is as follows:

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Current:
Federal	$—	$(14)	$16
State	31	4	24
Foreign	109	(101)	191
	140	(111)	231
Deferred:
Federal	(1,823)	(2,536)	255
State	(396)	(315)	(1)
Foreign	(296)	(521)	(326)
	(2,515)	(3,372)	(72)
Change in valuation allowance	2,351	2,921	(248)
Total	$(24)	$(562)	$(89)

The net deferred tax assets (liabilities) at December 31, 2016 and 2015 are comprised of the following:

	As of December 31,
	2016	2015
	(in thousands)
Deferred rent	$47	$110
AMT credit	31	50
Accrued expenses	1,091	1,341
Deferred revenue	441	359
Net operating loss carryforward	18,722	15,737
Other assets	423	411
Intangible assets	(2,173)	(1,524)
Property and equipment	(166)	(282)
Other liabilities	(28)	(16)
Valuation allowance	(18,882)	(16,531)
Total non-current deferred income tax liabilities	$(494)	$(345)

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes, requiring all deferred tax assets and liabilities, and any related valuation allowance, to be classified as non-current on the balance sheet. The Company elected to retrospectively adopt the accounting standard in the fourth quarter of 2015.

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2016. Such objective evidence limits the ability to consider other subjective evidence such as its projections for future growth. On the basis of this evaluation, at December 31, 2016 and 2015, a valuation allowance of $18.9 million and $16.5 million, respectively, has been recorded since it is more likely than not that the deferred tax assets will not be realized.

At December 31, 2016, the Company has federal and state net operating loss carryforwards of $46.2 million and $40.5 million, respectively, which expire in varying amounts through 2036. At December 31, 2015, the Company has federal and state net operating loss carryforwards of $39.2 million and $36.6 million, respectively. Section 382 of the Internal Revenue Code, or Section 382, imposes limitations on a corporation’s ability to utilize its Net Operating Losses, or NOLs, if it experiences an “ownership change.” In general terms, an ownership change may result from transactions increasing the ownership percentage of certain stockholders in the stock of the corporation by more than 50% over a three year period. In the event of an ownership change, utilization of the NOLs would be subject to an annual limitation under Section 382 determined by multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax exempt rate. The Company has not completed a Section 382 study at this time; however should a study be completed certain NOLs may be subject to such limitations. Any future annual limitation may result in the expiration of NOLs before utilization.

For the period ended December 31, 2016, 2015 and 2014, the Company has recorded income tax expense of $83,000, $50,000 and $12,000 related to uncertain tax positions. The Company’s policy is to recognize potential interest and penalties related to unrecognized tax benefits associated with uncertain tax positions, if any, in the income tax provision. At December 31, 2016 and 2015, the Company had accrued $8,000 and $0 in interest and penalties related to uncertain tax positions.

The Company is subject to taxation in the United States and various states along with other foreign countries. Due to the presence of net operating loss carryforwards, all of the income tax years remain open for examination by the IRS and various state and foreign taxing authorities. The Company has not been notified that it is under audit by the IRS for any of the tax years currently open. The Company is not currently under audit from any state taxing authorities.

The following changes occurred in the amount of unrecognized tax benefits during the years ended December 31, 2016, 2015, and 2014:

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Beginning balance of unrecognized tax benefits	$167	$117	$105
Additions for current year tax positions	75	50	12
Ending balance (excluding interest and penalties)	242	167	117
Interest and penalties	8	—	—
Total	$250	$167	$117

The amount of income taxes the Company pays is subject to ongoing audits by taxing jurisdictions around the world. The Company’s estimate of the potential outcome of any uncertain tax position is subject to management’s assessment of relevant risks, facts, and circumstances existing at that time. The Company believes that it has adequately provided for these matters. However, the Company’s future results may include favorable or unfavorable adjustments to its estimates in the period the audits are resolved, which may impact the Company’s effective tax rate. The Company does not believe that it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease in the next 12 months. As of December 31, 2016, the Company’s tax filings are generally subject to examination in major tax jurisdictions for years ending on or after December 31, 2012.

Deferred income taxes have not been provided for undistributed earnings of the Company’s consolidated foreign subsidiaries because of the Company’s intent to reinvest such earnings indefinitely in active foreign operations. At December 31, 2016, the Company had $0.2 million in unremitted earnings that were permanently reinvested related to its consolidated foreign subsidiaries.